                                                                   EXHIBIT 10.43

                          CORSAIR COMMUNICATIONS, INC.
                        NOTICE OF GRANT OF STOCK OPTION
                        -------------------------------

     Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Corsair Communications, Inc. (the "Corporation"):

     Optionee:
     --------  ------------------------------------------------------------
     Grant Date:
     ----------  ----------------------------------------------------------
     Vesting Commencement Date:
     -------------------------  -------------------------------------------
     Exercise Price:    $                                        per share
     --------------      ---------------------------------------
     Number of Option Shares:                                       shares
     -----------------------  -------------------------------------
     Expiration Date:
     ---------------  -----------------------------------------------------
     Type of Option:          Incentive Stock Option
     --------------  -------
                              Non-Statutory Stock Option
                     -------

     Exercise Schedule:
     -----------------


     Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Corsair Communications, Inc. 1997 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

     Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

     No Employment or Service Contract.  Nothing in this Notice or in the
     ---------------------------------
attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining

Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

     Definitions.  All capitalized terms in this Notice shall have the meaning
     -----------
assigned to them in this Notice or in the attached Stock Option Agreement.

DATED: ____________________, 199 ___


                                         CORSAIR COMMUNICATIONS, INC.


                                         By: _________________________

                                         Title: ______________________



                                         _____________________________
                                         OPTIONEE

                                         Address: ____________________

                                         _____________________________



ATTACHMENTS
-----------
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS

                                      2.

                                   EXHIBIT A
                                   ---------

                             STOCK OPTION AGREEMENT
                             ----------------------

                             CORSAIR COMMUNICATIONS
                             ----------------------
                             STOCK OPTION AGREEMENT
                             ----------------------
                                (Non-Qualified)


     AGREEMENT made as of this ____ day of _______, 1997, by and between Corsair Communications, a Delaware corporation (hereinafter called "Company"), and _________________ (hereinafter called "Optionee").

                                  WITNESSETH:
                                  -----------

                                   RECITALS
                                   --------

     A. The Board of Directors of the Company has determined it is in the best interests of the Company to grant non-qualified options to Optionee pursuant to the terms of the Company's 1997 Officer Stock Option Plan (the "Plan").

     B. The granted option is intended to be a non-qualified stock option which does not satisfy the requirements of Section 422 of the Internal Revenue
           ---
Code.

     NOW, THEREFORE, it is hereby agreed as follows:

     1.   Grant of Option.  Subject to and upon the terms and conditions set
          ---------------
forth in this Agreement, the Company hereby grants to Optionee, as of the date of this Agreement (the "Grant Date"), a stock option to purchase up to ____________________ ______________________ (_______) shares of Common Stock,
$0.001 par value per share, of the Company (the "Optioned Shares") from time to time during the option term at the option price of $______ per share (the "Option Price").

     2.   Option Term.  This option shall expire at the close of business on
          -----------
_________________ (the "Expiration Date").

     3.   Right of Exercise.  Optionee may, any time prior to the Expiration
          -----------------
Date, pursuant to the terms of this Agreement, elect to exercise this option to purchase the Optioned Shares; provided, however, that the Optioned Shares shall vest in accordance with the following vesting schedule:

          No Optioned Shares shall vest unless and until the Optionee has completed sixty (60) months of Service (as defined in the Plan) measured from the date hereof; provided, however, that in the event that the price of the Company's Common Stock as quoted on any national securities exchange or the Nasdaq National Market exceeds $11.00 at any time during Optionee's Service with the Company, the Optioned Shares shall vest as follows:

          (a) Upon the completion by Optionee of the first twelve (12) months of Service (as defined in the Plan) following the date of this Agreement, 20% of the Optioned Shares shall become vested.

          (b) The Remaining Optioned Shares shall vest in a series of successive equal monthly installments over each of the next thirty-six (36) months of Service completed by the Optionee after the initial twelve (12) month service period specified in subparagraph (a) above.

     4.   Manner of Exercising Option.
          ---------------------------

          (a) In order to exercise this option with respect to all or any part of the Optioned Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                (i) Execute and deliver to the Secretary of the Company written notice of exercise (the "Notice"). Any such Notice shall be substantially in the same form as attached Exhibit "A";

                (ii) Pay the aggregate option price for the purchased shares (plus an amount equal to required federal and state tax withholding on the taxable income recognized at the time of such exercise) in cash; and

                (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

          (b) This option shall be deemed to have been exercised with respect to the number of Optioned Shares specified in the Notice at such time as the Notice has been delivered to the Company. Payment of the option price (and withholding amount) shall immediately become due and shall accompany the Notice. As soon thereafter as practical, the Company shall mail or deliver to Optionee or to the other person or persons exercising this option a certificate or certificates representing the shares so purchased and paid for.

     5.   Termination of Employment.
          -------------------------

          (a) Should Optionee cease to remain in Service (as defined in the Plan) to the Company (other than by reason of death, permanent disability or termination for cause), this option will, solely to the extent that it is exercisable immediately prior to such cessation of employee status, remain exercisable during the sixty (60) day period following the date of such cessation of employee status and at such point this option will terminate entirely and cease to be exercisable; provided, however, in no event will this option be exercisable at any time after the Expiration Date.

          (b) Should Optionee become permanently disabled and cease by reason thereof to be in Service (as defined in the Plan) to the Company, this option will, solely to the extent that it is exercisable immediately prior to such cessation of Optionee's Service, remain exercisable during the six (6) month period following the date of such cessation of Service and at such point this option will terminate entirely and cease to be exercisable; provided, however, in no event will this option be exercisable at any time after the Expiration Date. Optionee will be deemed to be permanently disabled if Optionee is, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of not less than one year, unable to engage in any substantial gainful employment.

          (c) Should Optionee die while still in Service (as defined in the Plan) to the Company (or during the sixty (60) day period referred to in subparagraph (a) or during the six (6) month period referred to in subparagraph
(b)), the executors or administrators of Optionee's estate or Optionee's heirs or legatees (as the case may be) will have the right to exercise this option for a period of six (6) months, solely to the extent that it is exercisable immediately prior to the Optionee's death; provided, however, in no event will this option be exercisable at any time after the Expiration Date.

          (d) Should Optionee's Service (as defined in the Plan) be terminated for cause (including, but not limited to, any act of dishonesty, unethical conduct, willful misconduct, insubordination, fraud or embezzlement, or any unauthorized disclosure of confidential information or trade secrets), this option will immediately terminate entirely and cease to be exercisable when notice of termination of employment is given.

     6.   Adjustment in Optioned Shares.
          -----------------------------

          (a) In the event any change is made to the Common Stock issuable pursuant to this Agreement by reason of any stock split, stock dividend, combination of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments will be made to (i) the total number of Optioned Shares subject to this option and (ii) the Option Price payable per share in order to reflect such change and thereby preclude a diminution or enlargement of benefits thereunder.

          (b) If the Company is the acquired or non-surviving entity in any merger or other business combination, then this option, if outstanding immediately after such merger or other business combination, shall be appropriately adjusted to apply and pertain to the number and class of securities which would be issuable to the Optionee in the consummation of such merger or business combination if the option were exercised immediately prior to such merger or business combination, and appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price payable hereunder shall remain the same.

          (c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     7.   Option Nontransferable; Exception.  This option shall be neither
          ---------------------------------
transferable nor assignable by Optionee other than by will or the laws of descent and distribution.

     8.   Privilege of Stock Ownership.  The holder of this option shall not
          ----------------------------
have any of the rights of a shareholder with respect to the Optioned Shares until such individual shall have exercised the option and paid the Option Price.

     9.   Compliance with Laws and Regulations.
          ------------------------------------

          (a) The exercise of this option and the issuance of Optioned Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

          (b) In connection with and as a condition to the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

          (c) Share certificates issued upon exercise of this option shall contain appropriate restrictive legends in connection with federal and state securities laws.

     10.  Successors and Assigns.  The provisions of this Agreement shall inure
          ----------------------
to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company.

     11.  Notices.  Any notice required to be given or delivered to the Company
          -------
under the terms of this Agreement shall be in writing and addressed to the Company in care of its Secretary at its corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or three business days after deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

     12.  No Employment Contract.  Nothing in this Agreement confers upon
          ----------------------
Optionee any right to continue in the employ of the Company or interferes with or restricts in any way the rights of the Company, which are hereby expressly reserved, to discharge Optionee at any time for any reason or no reason, with or without cause (except as may be expressly otherwise stated in a formal written employment agreement between the Company and Optionee). Except to the extent the terms of any formal written employment agreement between the Company and Optionee may expressly provide otherwise, the Company is not under any obligation to continue the employment of Optionee for any period of specific duration.

     13.  Construction.  All decisions of the Board of Directors of the Company
          ------------
with respect to any question or issue arising under this Agreement shall be conclusive and binding on all persons having an interest in this option.

     14.  Governing Law.  The interpretation, performance, and enforcement of
          -------------
this Agreement shall be governed by the laws of the State of California.

     15.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16.  Amendments.  No amendment, modification, or supplement of this
          ----------
Agreement shall be binding unless executed in writing and signed by all of the parties hereto.

     17.  Entire Agreement.  This Agreement, together with the Plan and all
          ----------------
exhibits hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and completely supersedes all prior or contemporaneous agreements, understandings, arrangements, commitments, negotiations and discussions of the parties, whether oral or written (all of which shall have no substantive significance or evidentiary effect). Each party acknowledges, represents and warrants that it has not relied on any representation, agreement, understanding, arrangements or commitment which has not been expressly set forth in this Agreement. Each party acknowledges, represents and warrants that this Agreement is fully integrated and not in need of parol evidence in order to reflect the intentions of the parties. The parties specifically intend that the literal words of this Agreement shall, alone, conclusively determine all questions concerning the parties' intent.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf by its duly authorized officer and Optionee has also executed this Agreement in duplicate, all as of the day and year indicated above.


COMPANY:                   CORSAIR COMMUNICATIONS,
                           a Delaware corporation



                           By: __________________________________

                 Address:  3408 Hillview Avenue
                           Palo Alto, CA  94304



OPTIONEE:

                           By: ___________________________________
                               [Name of Optionee]

                 Address:  _______________________________________

                           _______________________________________



                  [SIGNATURE PAGE TO STOCK OPTION AGREEMENT]

                                  EXHIBIT "A"
                                  -----------

                                EXERCISE NOTICE
                                ---------------



                              ____________, 19 ___



Corsair Communications
3408 Hillview Avenue
Palo Alto, CA  94304
Attn:  Corporate Secretary


Gentlemen:

     The undersigned hereby elects to exercise his right to purchase __________ shares of Common Stock (the "Shares") of Corsair Communications, a Delaware corporation, pursuant to and in accordance with the Option dated ________________, subject to compliance with the terms and conditions of the Option. The undersigned hereby represents that he is acquiring such shares for his own account, for investment purposes only, and not with a view to any resale or distribution thereof.

                              Very truly yours,


                              __________________________________
                              Signature


                              __________________________________
                              Print

                                   EXHIBIT B
                                   ---------

                          PLAN SUMMARY AND PROSPECTUS
                          ---------------------------

                          CORSAIR COMMUNICATIONS, INC.


                    _______________________________________



                           1997 STOCK INCENTIVE PLAN

                          PLAN SUMMARY AND PROSPECTUS


                    _______________________________________



                              The date of this Prospectus is ______________ 1997

                               TABLE OF CONTENTS

                                                                                                                              Page

INFORMATION ON THE 1997 STOCK INCENTIVE PLAN...............................................................................     1

QUESTIONS AND ANSWERS ABOUT THE PLAN.......................................................................................     1

     GENERAL PLAN PROVISIONS...............................................................................................     1

       1.       What is the basic structure of the Plan?...................................................................     1
       2.       When did the Plan become effective?........................................................................     1
       3.       Who administers the Plan?..................................................................................     2
       4.       Who is eligible to participate in the Plan?................................................................     2
       5.       How many shares of Common Stock may be issued under the Plan? .............................................     2
       6.       What happens if there is a change in the Corporation's capital structure?..................................     3
       7.       Can the Plan be amended or terminated?.....................................................................     3

     GRANT OF OPTIONS......................................................................................................     4

        8.      How are options granted under the Discretionary Option Grant Program?......................................     4
        9.      What type of options may be granted under the Discretionary Option Grant Program?..........................     4
        10.     How is the exercise price determined?......................................................................     4
        11.     How is the fair market value of the Common Stock determined?...............................................     4
        12.     Can the Corporation cancel my option and grant me a new option?............................................     4
        13.     Can I assign or transfer my option?........................................................................     4
        14.     When do I acquire the rights of a stockholder?.............................................................     5

     EXERCISE OF OPTIONS...................................................................................................     5

        15.     When may I exercise my option?.............................................................................     5
        16.     When will my option terminate?.............................................................................     5
        17.     How do I exercise my option?...............................................................................     5
        18.     How do I pay the exercise price?...........................................................................     5
        19.     Does the Corporation have the right to repurchase the shares acquired upon exercise of my option?..........     6
        20.     May I transfer shares subject to the Corporation's repurchase rights?......................................     6
        21.     When will the Corporation's repurchase right lapse?........................................................     6
        22.     Does the Plan include any special programs?................................................................     6
        23.     What is the Stock Appreciation Right Program?..............................................................     6
        24.     What is the Tax Withholding Program?.......................................................................     7

     INCENTIVE OPTIONS.....................................................................................................     8

        25.     Who is eligible to receive an Incentive Option?............................................................     8
        26.     Is there a limitation on the number of shares for which an Incentive Option may become exercisable
                in any one calendar year?..................................................................................     8
        27.     Can an Incentive Option lose its qualified status?.........................................................     8
        28.     What limitations apply to Incentive Options granted to a 10% stockholder?..................................     9

     EARLY TERMINATION OF OPTIONS..........................................................................................     9

         29.    What happens to my options if my service terminates?.......................................................     9
         30.    What happens to my options if I am discharged from service for Misconduct?.................................     9
         31.    What happens to my options if I die or become disabled?....................................................     9
         32.    What happens to my options if the Corporation is acquired or merged?.......................................    10
         33.    What happens to my options that are assumed upon a Corporate Transaction?..................................    10

     34.    What happens to my options if there is a change in control of the Corporation?....................................    11

 DISPOSITION OF OPTION SHARES.................................................................................................    11

     35.    When can I sell my shares?........................................................................................    11

 STOCK ISSUANCE PROGRAM.......................................................................................................    12

     36.    How are shares of Common Stock issued under the Stock Issuance Program?...........................................    12
     37.    How is the purchase price determined?.............................................................................    12
     38.    What form of payment is required for shares issued under the Stock Issuance Program?..............................    12
     39.    Are shares of Common Stock acquired under the Stock Issuance Program fully-vested?................................    12
     40.    Does the Corporation have the right to reacquire the shares acquired under the Stock Issuance
            Program?..........................................................................................................    12
     41.    Can I transfer shares subject to the Corporation's reacquisition rights?..........................................    13
     42.    What happens to unvested shares if the Corporation is acquired or merged?.........................................    13
     43.    What happens to the reacquisition rights that are assigned upon a Corporate Transaction?..........................    13
     44.    What happens to unvested shares if there is a change in control of the Corporation?...............................    13
     45.    What other benefit is available under the Stock Issuance Program?.................................................    13
     46.    When can I sell my shares?........................................................................................    14
     47.    Do I have any stockholder rights with respect to shares issued under the Stock Issuance Program?..................    14

 MISCELLANEOUS................................................................................................................    14

     48.    Is financing available under the Plan?............................................................................    14
     49.    Do I have the right to remain employed until my options under the Discretionary Option Grant
            Program or my shares under the Stock Issuance Program vest?.......................................................    14
     50.    Are there any circumstances which would cause me to lose my rights with respect to an option or a
            stock issuance?...................................................................................................    14
     51.    Does the Plan restrict the authority of the Corporation to grant or assume options outside of the
            Plan?.............................................................................................................    15
     52.    Does the grant of an option or the issuance of shares under the Plan affect my eligibility to
            participate in other plans of the Corporation?....................................................................    15
     53.    What is a parent corporation?.....................................................................................    15
     54.    What is a subsidiary corporation?.................................................................................    15
     55.    Is the Plan subject to ERISA?.....................................................................................    15

 RESTRICTIONS ON RESALE.......................................................................................................    15

     56.    What restrictions apply if I am a Section 16 Insider?.............................................................    15
     57.    What restrictions apply if I am an affiliate?.....................................................................    16

QUESTIONS AND ANSWERS ON FEDERAL TAX CONSEQUENCES.............................................................................    17

 INCENTIVE OPTIONS............................................................................................................    17

     T1.    Will the grant of an Incentive Option result in Federal income tax liability to me?...............................    17
     T2.    Will the exercise of an Incentive Option result in Federal income tax liability to me?............................    17

     T3.    When will I be subject to Federal income tax on shares acquired under an Incentive Option?.........................   17
     T4.    What constitutes a disposition of Incentive Option shares?.........................................................   17
     T5.    How is my Federal income tax liability determined when I sell my shares?...........................................   17
     T6.    What if I make a qualifying disposition?...........................................................................   18
     T7.    What are the normal tax rules for a disqualifying disposition?.....................................................   18
     T8.    What if the shares purchased under an Incentive Option are subject to a substantial risk of
            forfeiture, such as the Corporation's repurchase rights?...........................................................   19
     T9.    What if I am a Section 16 Insider at the time I exercise my Incentive Option?......................................   19
     T10.   What are the Federal tax consequences to the Corporation?..........................................................   19
     T11.   What are the consequences of paying the exercise price of an Incentive Option in the form of shares of Common Stock acquired upon the exercise of an earlier-granted Incentive Option if the
            delivery of the shares results in a disqualifying disposition?.....................................................   19
     T12.   What are the consequences of paying the exercise price of an Incentive Option in the form of shares of Common Stock (i) acquired under an Incentive Option and held for the requisite holding periods, (ii) acquired under a Non-Statutory Option or (iii) acquired through open-market
            purchases?.........................................................................................................   20
     T13.   What are the consequences of a subsequent disposition of shares purchased under an Incentive
            Option with shares of Common Stock?................................................................................   20

 NON-STATUTORY OPTIONS.........................................................................................................   20

     T14.   Will the grant of a Non-Statutory Option result in Federal income tax liability to me?.............................   20
     T15.   Will the exercise of a Non-Statutory Option result in Federal income tax liability to me?..........................   20
     T16.   What if the shares purchased under a Non-Statutory Option are subject to a substantial risk of
            forfeiture, such as the Corporation's repurchase rights?...........................................................   20
     T17.   What if I am a Section 16 Insider at the time I exercise my Non-Statutory Option?..................................   21
     T18.   What is the effect of making a Section 83(b) election?.............................................................   21
     T19.   Will I recognize additional income when I sell shares acquired under a Non-Statutory Option?.......................   21
     T20.   What are the consequences of paying the exercise price of a Non-Statutory Option in the form of shares of Common Stock previously acquired upon the exercise of employee options or through
            open-market purchases?.............................................................................................   22
     T21.   What are the Federal tax consequences to the Corporation?..........................................................   22

 STOCK APPRECIATION RIGHTS.....................................................................................................   22

     T22.   Will the exercise of a stock appreciation right result in Federal income tax liability to me?......................   22
     T23.   What are the Federal tax consequences to the Corporation?..........................................................   22

 STOCK ISSUANCES...............................................................................................................   23

     T24.   Will the issuance of vested shares result in Federal income tax liability to me?...................................   23
     T25.   Will the issuance of unvested shares result in Federal income tax liability to me?.................................   23
     T26.   What is the effect of making a Section 83(b) election?.............................................................   23
     T27.   Will I recognize additional income when I sell shares acquired under the Stock Issuance Program?...................   23
     T28.   What are the Federal tax consequences to the Corporation?..........................................................   24

 FEDERAL TAX RATES.............................................................................................................   24

     T29.   What are the applicable Federal tax rates?.........................................................................   24

 ALTERNATIVE MINIMUM TAX.......................................................................................................   24

     T30.   What is the alternative minimum tax?...............................................................................   24
     T31.   How is the alternative minimum taxable income calculated?..........................................................   25
     T32.   What is the allowable exemption amount?............................................................................   25
     T33.   When is the spread on shares acquired under an Incentive Option that are subject to a substantial
            risk of forfeiture includible in alternative minimum taxable income?...............................................   25
     T34.   Are there any special implications if I am a Section 16 Insider at the time of exercise?...........................   25
     T35.   How will the payment of alternative minimum taxes in one year affect the calculation of my tax
            liability in a later year?.........................................................................................   25

REGISTRANT INFORMATION AND ANNUAL PLAN INFORMATION.............................................................................   26

THIS DOCUMENT CONSTITUTES PART OF THE OFFICIAL PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.


                               INFORMATION ON THE
                           1997 STOCK INCENTIVE PLAN

          Corsair Communications, Inc., a Delaware corporation (the "Corporation"), is offering shares of its common stock (the "Common Stock") to eligible individuals in the Corporation's service pursuant to option grants and direct stock issuances under the Corporation's 1997 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to offer the Corporation's employees, the non-employee members of the Board of Directors (the "Board"), and consultants and other independent advisors who provide services to the Corporation the opportunity to acquire an ownership interest in the Corporation as an incentive for such persons to continue in the Corporation's service. Unless the context indicates otherwise, all references to the Corporation in this Plan Summary and Prospectus include Corsair Communications, Inc. and its parent and subsidiary corporations, whether now existing or subsequently established.

                      QUESTIONS AND ANSWERS ABOUT THE PLAN

          This Plan Summary and Prospectus sets forth in question and answer format the principal terms of the option grants and direct stock issuances which may be made from time to time under the Plan to individuals, including officers or directors of the Corporation subject to the short-swing profit restrictions of Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act").

                            GENERAL PLAN PROVISIONS
                            -----------------------

     1.   WHAT IS THE BASIC STRUCTURE OF THE PLAN?

          The Plan is divided into four separate equity programs: (i) the Discretionary Option Grant Program under which options may be granted to eligible persons which will provide them with the right to purchase shares of Common Stock; (ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants, (iii) the Stock Issuance Program under which eligible persons may be issued shares of Common Stock directly, either through the purchase of such shares or as a bonus for services rendered the Corporation; and (iv) the Automatic Option Grant Program under which non-employee members of the Board will receive automatic option grants at periodic intervals.

     2.   WHEN DID THE PLAN BECOME EFFECTIVE?

          The Plan was adopted by the Board and approved by the shareholders in May, 1997, as the successor to the Corporation's 1996 Stock Option/Stock Issuance Plan and the 1997 Officer Stock Option Plan (the "Predecessor Plans"). The Plan became effective when adopted by the Board of the Corporation (the "Effective Date").

          All options and unvested stock issuances outstanding under the Predecessor Plans on the Effective Date have been incorporated into the Plan, and no further option grants or stock issuances will be made under the Predecessor Plans. Each option and stock issuance so incorporated will continue to be governed by the terms of the agreement evidencing that option or stock issuance, and no provision of the Plan will adversely affect or otherwise modify the rights of the holders of such incorporated options or stock issuances with respect to their acquisition of shares of Common Stock thereunder.

     3.   WHO ADMINISTERS THE PLAN?

          The Plan will be administered by the Board or by one or more committees designated by the Board, provided that the "Primary Committee" (a committee of two (2) or more non-employee Board members appointed by the Board) shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and shall have sole and exclusive authority to administer the Salary Investment Option Grant Program with respect to all eligible individuals. Secondary Committees comprised of two (2) or more Board members may also be appointed by the Board. Each member of the Primary or any Secondary Committee will serve for so long as the Board deems appropriate and may be removed by the Board at any time. The Board or any Committee, in its capacity as administrator of the Plan, will be referred to in this document as the "Plan Administrator."

          The Plan Administrator will have full authority to determine with respect to the option grants made under the Discretionary Option Grant Program the persons who are to be granted options, the time or times when such option grants are to be made, the number of shares to be subject to each such grant, the time or times at which each option is to become exercisable, the vesting schedule applicable to the option shares and the maximum period for which the option is to remain outstanding. Under the Salary Investment Option Grant Program the Plan Administrator will have full authority to determine the persons who are to be granted options, the amount of the related salary reduction, the time or times when such option grants are to be made, the option price, the number of shares to be subject to each such grant, the time or times at which each option is to become exercisable, the vesting schedule applicable to the option shares and the maximum period for which the option is to remain outstanding. Under the Stock Issuance Program, the Plan Administrator will have full authority to determine the persons who are to be issued shares, the time or times when such issuances are to be made, the number of shares subject to each such issuance, the vesting schedules (if any) to be applicable to such shares and the consideration to be paid for the shares. Decisions of the Plan Administrator will be final and binding on all persons having an interest in the Discretionary Option Grant, the Salary Investment Option Grant and Stock Issuance Programs, and the outstanding option grants and stock issuances thereunder.

          The administration of the Automatic Option Grant Program will be self-executing in accordance with the provisions of that program, and the Plan Administrator will not perform any discretionary functions under that program.

     4.   WHO IS ELIGIBLE TO PARTICIPATE IN THE PLAN?

          Employees, non-employee members of the Board, consultants and other independent advisors (including employees, directors, consultants and independent advisors of any Parent or Subsidiary) are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Only Employees who are Section 16 Insiders and other highly compensated Employees shall be eligible to participate in the Salary Investment Option Grant Program. The actual persons to whom option grants or stock issuances are to be made under such programs will be determined by the Plan Administrator in its sole discretion. Only non-employee members of the Board are eligible to participate in the Automatic Option Grant Program.

     5.   HOW MANY SHARES OF COMMON STOCK MAY BE ISSUED UNDER THE PLAN?

          The maximum number of shares of Common Stock issuable over the term of the Plan may not initially exceed 1,337,633 shares (subject to adjustment for certain changes in the Corporation's capital structure as discussed below).
Such authorized share reserve includes (i) the number of shares which remained available for issuance under the Predecessor Plans as of the Effective Date, including the shares subject to outstanding options under the Predecessor Plans incorporated into the Plan. The number of shares of Common Stock included in the Plan will automatically be increased by an additional two percent of the outstanding number of shares of capital stock of the Corporation per year. The additional shares will also require registration with the SEC on a Form S-8 Registration Statement and may be used only for the grant of non-statutory stock options.

          Should one or more outstanding options under the Plan expire or terminate for any reason prior to exercise in full, the shares of Common Stock subject to the portion of each such option not so exercised will be available for subsequent issuance under the Plan. However, shares subject to options which are surrendered pursuant to any stock appreciation rights issued under the Plan and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights, will reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan.

          In no event may any one individual participating in the Plan receive options, separately exercisable stock appreciation rights and direct share issuances for more than 500,000 shares of Common Stock per calendar year.
Except for such restriction and certain restrictions in connection with incentive stock option grants (see the Incentive Options section below), there are no limitations on the number of shares of Common Stock for which an eligible individual may be granted options or stock appreciation rights under the Discretionary Option Grant Program or issued stock under the Stock Issuance Program.

          The Common Stock will be made available either from authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares repurchased on the open market.

     6.   WHAT HAPPENS IF THERE IS A CHANGE IN THE CORPORATION'S CAPITAL
          STRUCTURE?

          In the event of a Recapitalization, appropriate adjustments will automatically be made to (i) the maximum number and/or class of securities issuable under the Plan (on both an aggregate and per participant basis), (ii) the number and/or class of securities for which the initial share reserve is to increase each year and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option. The adjustments to such outstanding options will preclude the dilution or enlargement of the rights and benefits available under those options.

          For purposes of the Plan, a RECAPITALIZATION is any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration.

     7.   CAN THE PLAN BE AMENDED OR TERMINATED?

          Yes. The Board has exclusive authority to amend or modify the Plan in any and all respects. However, no amendment or modification may, without the holder's consent, adversely affect such individual's rights and obligations under his or her outstanding options, stock appreciation rights or direct stock issuances under the Plan. In addition, certain amendments to the Plan may require approval of the Corporation's stockholders.

          The Plan will terminate upon the earliest of (i) the tenth anniversary
                                           --------
of the Effective Date, (ii) the date on which all shares available for issuance under the Plan have been issued or (iii) the termination of all outstanding options in connection with a Corporate Transaction (see the Early Termination of Options section below). Upon such Plan termination, all outstanding options and stock issuances under the Plan will continue to have force and effect in accordance with the provisions of the agreements evidencing those options or issuances.

                                GRANT OF OPTIONS
                                ----------------

     8.   HOW ARE OPTIONS GRANTED UNDER THE DISCRETIONARY OPTION GRANT PROGRAM?

          The Plan Administrator will have complete discretion to determine when and to whom options will be granted and all the terms of each such option. Each option grant will be evidenced by one or more documents (collectively, the "Option Agreement") executed by the Corporation and the optionee.

     9. WHAT TYPE OF OPTIONS MAY BE GRANTED UNDER THE DISCRETIONARY OPTION GRANT PROGRAM?

          The Plan Administrator may grant incentive stock options ("Incentive Options") designed to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not satisfy such requirements ("Non-Statutory Options"). For a discussion of the difference in tax treatment under the Code between Incentive Options and Non-Statutory Options, see the "Questions and Answers on Federal Tax Consequences" section below.

     10.  HOW IS THE EXERCISE PRICE DETERMINED?

          The exercise price of an option granted under the Discretionary Option Grant Program will be determined by the Plan Administrator, provided that the exercise price of an Incentive Option cannot be less than one hundred percent (100%) of the fair market value of the Common Stock on the grant date, and the exercise price of a Non-Statutory Option cannot be less than eighty-five percent (85%) of such fair market value. The exercise price of an option granted under the Salary Reduction Option Grant Program will be the excess of the fair market value of the Common Stock on the option grant date over the salary reduction attributable to such option. The salary reduction attributable to any option shall not be less than 33 1/3% nor more than 66 2/3% of such fair market value.

     11.  HOW IS THE FAIR MARKET VALUE OF THE COMMON STOCK DETERMINED?

          The fair market value per share of Common Stock on any relevant date under the Plan will be the closing selling price per share on that date as reported on the Nasdaq National Market. If the Common Stock is not traded on that day, the fair market value will be the closing selling price per share on the last preceding date for which such quotation exists. Stock prices are reported daily in most major newspapers.

     12.  CAN THE CORPORATION CANCEL MY OPTION AND GRANT ME A NEW OPTION?

          Yes. The Plan Administrator has the authority to cancel outstanding options and to issue new options in replacement, but your consent will be required in connection with your participation in any such cancellation/regrant program. The new options can cover the same or a different number of shares of Common Stock and will have an exercise price per share based upon the fair market value of the Common Stock on the new grant date. In addition, the new options may have a vesting schedule based on the new grant date, without any credit provided for the period the cancelled options were outstanding.

     13.  CAN I ASSIGN OR TRANSFER MY OPTION?

          No. Your option generally cannot be assigned or transferred, except by the provisions of your will or the laws of inheritance following your death. However, a Non-Statutory Option may be assigned in whole or in part pursuant to a court order issued in connection with marital dissolution or separation proceedings.

     14.  WHEN DO I ACQUIRE THE RIGHTS OF A STOCKHOLDER?

          You will not have any stockholder rights with respect to the option shares. You will not acquire stockholder rights until you exercise the option, pay the exercise price and become a holder of record of the purchased shares.


                              EXERCISE OF OPTIONS
                              -------------------

     15.  WHEN MAY I EXERCISE MY OPTION?

          Your option may be immediately exercisable for all of the option shares or may become exercisable for such shares in a series of installments over the period that you remain in the Corporation's service. The exercise schedule applicable to your option will be determined by the Plan Administrator at the time of grant and will be set forth in the Option Agreement. You may exercise your option at any time for the shares for which your option is exercisable, provided you do so before the option terminates. However, any shares purchased under an option in which you are not vested upon your termination of service will be subject to repurchase by the Corporation as discussed below.

          NOTE: OUTSTANDING OPTIONS UNDER THE PREDECESSOR PLANS WHICH HAVE BEEN INCORPORATED INTO THE PLAN WILL BECOME EXERCISABLE IN ACCORDANCE WITH THE TERMS OF THE ORIGINAL OPTION AGREEMENT.

     16.  WHEN WILL MY OPTION TERMINATE?

          No option granted under the Plan may have a term in excess of ten (10) years. The actual expiration date of your option will be set forth in the Option Agreement. Your option may, however, terminate prior to its designated expiration date in the event of your termination of service or upon the occurrence of certain other events. See the "Early Termination of Options" section below.

     17.  HOW DO I EXERCISE MY OPTION?

          To exercise your option, you must provide the Corporation with written notice of the exercise in which you indicate the number of shares to be purchased under your option. The notice must be accompanied by payment of the exercise price for the purchased shares, together with appropriate proof that the person exercising the option (if other than yourself) has the right to effect such exercise. You will be required to satisfy all applicable income and employment tax withholding requirements at that time. For information about such tax withholding, see the "Questions and Answers on Federal Tax Consequences" section below.

     18.  HOW DO I PAY THE EXERCISE PRICE?

          The exercise price may be paid in cash or check payable to the Corporation or in shares of Common Stock. Any such shares will be valued at fair market value on the exercise date and must have been held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes (generally a six (6)-month period).

          Cashless exercises are also permitted to the extent your option is exercised for vested shares of Common Stock. To use this procedure, you must provide irrevocable written instructions to a Corporation-designated brokerage firm to effect the immediate sale of the vested shares of Common Stock purchased under your option and to pay over to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes. Concurrently with such instructions, you must also direct the Corporation to deliver the certificates for the purchased shares to the brokerage firm in order to complete the sale.

     19. DOES THE CORPORATION HAVE THE RIGHT TO REPURCHASE THE SHARES ACQUIRED UPON EXERCISE OF MY OPTION?

          The answer will depend upon the exercise and vesting schedules in effect for your option. If you are granted an option which becomes exercisable in a series of installments over your period of service, then the shares of Common Stock purchased under that option will be fully-vested when acquired and will not be subject to the Corporation's repurchase rights. However, if you are granted an option which is exercisable immediately, then the shares of Common Stock purchased under such option will normally be subject to a vesting schedule pursuant to which the Corporation may repurchase, at the original exercise price, any unvested shares you hold at the time of your termination of service. If you wait to exercise your option until you are fully vested in the option shares, the Corporation will not have any right to repurchase the shares you acquire.

          The Corporation's repurchase rights will also cover any new, substituted or additional securities or other property subsequently distributed with respect to your unvested shares of Common Stock by reason of any Recapitalization or Corporate Transaction. Appropriate adjustments to reflect the distribution will be made to the number and/or class of securities subject to the Corporation's repurchase rights and the price per share payable upon the exercise of those rights.

          The Plan Administrator will have full discretion to establish the remaining terms upon which the Corporation's repurchase rights are to become exercisable (including the procedure for effecting such repurchase), and such terms will be included in the agreement evidencing the repurchase rights.

     20.  MAY I TRANSFER SHARES SUBJECT TO THE CORPORATION'S REPURCHASE RIGHTS?

          You may not transfer, assign or encumber any unvested shares of Common Stock which are subject to the Corporation's repurchase rights, except for permissible gifts approved by the Plan Administrator or transfers by will or inheritance following your death. The certificates representing such unvested shares may, in the Plan Administrator's discretion, bear a legend indicating the existence of such transfer restrictions, or the unvested shares (and any securities or other property distributed with respect to such shares) may be held in escrow by the Corporation (or any successor entity) until you vest in those shares.

     21.  WHEN WILL THE CORPORATION'S REPURCHASE RIGHT LAPSE?

          The Corporation's repurchase right will lapse, and you will vest in your option shares, in one or more installments according to the vesting schedule established by the Plan Administrator and set forth in the agreement evidencing the repurchase right. In addition, the Corporation's repurchase right may lapse, and shares subject to the terminated right may immediately vest, in connection with certain Corporate Transactions and Changes in Control.

     22.  DOES THE PLAN INCLUDE ANY SPECIAL PROGRAMS?

          The Plan includes the Stock Appreciation Right Program and the Special Tax Withholding Program which are explained more fully below. The Plan Administrator will have the discretion to extend the benefits of either of these programs to one or more eligible individuals under the Plan. You will be notified in writing should you be selected for participation in either program.

     23.  WHAT IS THE STOCK APPRECIATION RIGHT PROGRAM?

          The Plan Administrator has the discretion to grant to selected optionees tandem stock appreciation rights ("SARs") which provide the optionee with the right to elect between the normal exercise of the option for shares of Common Stock and the surrender of all or part of that option for a distribution from the Corporation equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option (or surrendered portion thereof) at that time over
(ii) the exercise price payable for those shares. The distribution may, in the Plan Administrator's discretion, be made in cash or in shares of Common Stock. There are a number of limitations governing the exercise of an SAR:

          -    The exercise of the SAR must be approved by the Plan
     Administrator.

          - If the Plan Administrator disapproves the exercise of the SAR, the optionee will retain whatever rights existed under the surrendered option (or surrendered portion) and may exercise those rights at any time before the later of (i) five (5) business days following notification of
                -----
     such disapproval or (ii) the last day on which the option is otherwise exercisable in accordance with its terms.

          -     No SAR may be transferred or assigned.

          The Plan Administrator may also grant special limited SARs to one or more Section 16 Insiders. Upon the occurrence of a Hostile Take-Over, each outstanding option with such a limited SAR in effect for at least six (6) months may be surrendered by the Section 16 Insider to the Corporation, to the extent the option is at the time exercisable for vested shares. Any such option surrender must be effected within the thirty (30)-day period following the Hostile Take-Over, and the Section 16 Insider will in return receive a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock in which the Section 16 Insider is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for those shares. The cash distribution will be made within five (5) days following the date the option is surrendered to the Corporation, and neither the approval of the Plan Administrator nor the consent of the Board will be required in connection with such option surrender and cash distribution. The balance of the option (if any) will continue to remain outstanding and exercisable in accordance with the Option Agreement.

          A HOSTILE TAKE-OVER will be deemed to occur in the event (i) any person or related group of persons directly or indirectly acquires securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept and (ii) more than fifty percent (50%) of
                                      ---
the acquired securities are accepted from holders other than Section 16
Insiders.

          For purposes of the option surrender right, the TAKE-OVER PRICE per share will be deemed to be equal to the greater of (i) the fair market value per
                                        -------
share of Common Stock on the option surrender date or (ii) the highest reported price per share paid by the tender offeror in effecting the Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price will not exceed the clause (i) price per share.

     24.  WHAT IS THE TAX WITHHOLDING PROGRAM?

          Holders of Non-Statutory Options selected by the Plan Administrator may participate in the Tax Withholding Program. Each selected optionee may elect to have the Corporation withhold, from the shares of Common Stock purchased under the optionee's Non-Statutory Options, a portion of those shares with a fair market value equal to a designated percentage (not to exceed one hundred percent (100%)) of the Federal, state and local tax withholding liability incurred in connection with the exercise of those options. In lieu of such direct withholding, the Plan Administrator may grant the optionee the right to deliver previously acquired shares of Common Stock in satisfaction of the tax liability. However, no shares of Common Stock will actually be withheld or accepted in satisfaction of such tax liability except to the extent approved by the Plan Administrator, and any such withheld or delivered shares will be valued at fair market value on the date of the option exercise.

                               INCENTIVE OPTIONS
                               -----------------

          This section applies only to Incentive Options. Non-Statutory Options are not subject to these provisions.
    ---

     25.  WHO IS ELIGIBLE TO RECEIVE AN INCENTIVE OPTION?

          Incentive Options may only be granted to individuals who are employees of the Corporation.

     26. IS THERE A LIMITATION ON THE NUMBER OF SHARES FOR WHICH AN INCENTIVE OPTION MAY BECOME EXERCISABLE IN ANY ONE CALENDAR YEAR?

          Yes. The aggregate fair market value of the shares of Common Stock (determined at the date of grant) for which an option may for the first time become exercisable in any calendar year as an Incentive Option under the Federal tax laws may not exceed $100,000. To the extent you hold two (2) or more Incentive Options which become exercisable for the first time in the same calendar year, the $100,000 limitation will be applied on the basis of the order in which those options were granted. Options which do not qualify for Incentive Option treatment under the Federal tax laws by reason of this dollar limitation may nevertheless be exercised as Non-Statutory Options in the calendar year in which they become exercisable for the excess number of shares.

          EXAMPLE: On December 3, 1997, Sam Smith is granted an Incentive Option to purchase 4,000 shares of Common Stock at an exercise price of $15.00 per share, the fair market value of the Common Stock on that date. The option first becomes exercisable for 100% of the shares on December 3, 1998, when the fair market value of the Common Stock is assumed to be $25.00 per share. On November 25, 1997, Sam is granted a second Incentive Option to purchase 7,000 shares of Common Stock at an exercise price of $20.00 per share, the fair market value of the Common Stock on that date. This option becomes exercisable in 2 equal annual installments beginning on November 25, 1998, when the fair market value of the Common Stock is assumed to be $25.00 per share.

          The aggregate fair market value of the 4,000 shares of Common Stock on the grant date under the first option is $60,000. The aggregate fair market value of the 7,000 shares under the second option is $140,000 on the grant date. Accordingly, in 1998, Common Stock valued at $60,000 for Incentive Option purposes first becomes purchasable under the 1997 option (100% of the option shares) and Common Stock valued at $70,000 first becomes purchasable under the 1997 option (50% of the option shares). 1,500 of the shares purchasable under the 1997 option will not qualify for favorable tax treatment as Incentive Options because the aggregate value (as measured as of the grant date) of the shares of Common Stock for which the two options first become exercisable in the 1998 calendar year exceeds $100,000 ($60,000 + $70,000 = $130,000). The 1,500 shares which do not qualify for Incentive Option treatment under the 1997 option may be exercised as Non-Statutory Options.

     27.  CAN AN INCENTIVE OPTION LOSE ITS QUALIFIED STATUS?

          Yes. An option granted as an Incentive Option will generally be taxed as a Non-Statutory Option if exercised more than three (3) months after you terminate employee status. Certain amendments or modifications to an outstanding option may also cause the loss of Incentive Option status, but no such amendment or modification may be made without your consent.

     28.  WHAT LIMITATIONS APPLY TO INCENTIVE OPTIONS GRANTED TO A 10%
          STOCKHOLDER?

          If an Incentive Option is granted to an individual who is at the time the owner of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation, then the exercise price per share cannot be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the grant date, and the option term may not exceed five (5) years from the grant date.

                          EARLY TERMINATION OF OPTIONS
                          ----------------------------

     29.  WHAT HAPPENS TO MY OPTIONS IF MY SERVICE TERMINATES?

          After your termination of service, you will have a limited period of time in which to exercise your outstanding options for any shares of Common Stock in which you are vested on the date your service terminates. The length of this period will be set forth in your Option Agreement and will generally not be in excess of three (3) months. However, you must in all events exercise your option before the specified expiration of the option term. Each option will, immediately upon your termination of service, terminate and cease to be outstanding to the extent it is not at that time exercisable for vested shares.

          Unless your Option Agreement specifically provides otherwise, you will be deemed to continue in service for so long as you render services on a periodic basis to the Corporation, whether as (i) an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, (ii) a non-employee member of the Board or (iii) a consultant or independent advisor.

          The Plan Administrator has the discretion to extend the period during which you may exercise one or more of your options following your termination of service and/or to permit such options to be exercised not only with respect to the number of shares of Common Stock in which you are vested but also with respect to one or more additional installments in which you would have vested had you continued in service. You will be notified in writing in the event the Plan Administrator decides to provide you with any of these additional benefits.

     30. WHAT HAPPENS TO MY OPTIONS IF I AM DISCHARGED FROM SERVICE FOR MISCONDUCT?

          Should you be discharged from service for Misconduct, all of your outstanding options will immediately terminate. For purposes of the Plan, MISCONDUCT includes (i) any act of fraud, embezzlement or dishonesty, (ii) any unauthorized use or disclosure of confidential information or trade secrets or the Corporation or (iii) any other intentional misconduct adversely affecting the business or affairs of the Corporation in a material manner. However, the foregoing list is not inclusive of all the acts or omissions which may be considered as grounds for dismissal or discharge of any individual in the Corporation's service.

     31.  WHAT HAPPENS TO MY OPTIONS IF I DIE OR BECOME DISABLED?

          If you die while any of your options are outstanding, the personal representative of your estate or the person or persons to whom the options are transferred by the provisions of your will or the laws of inheritance following your death may exercise each of those options for any or all vested shares of Common Stock for which the option was exercisable on the date your service with the Corporation terminated, less any shares you may have subsequently purchased prior to your death. The right to exercise each such option will lapse upon the earlier of (i) the expiration of the option term or (ii) the first anniversary
-------
of the date of your death.

          If you terminate your service with the Corporation because you become permanently disabled, you will normally have a period of twelve (12) months from such termination date during which to exercise your options for any or all of the vested shares for which those options were exercisable at the time of such termination. In no event, however, may you exercise any option after the specified expiration of the option term. For purposes of the Plan, you will be deemed to be permanently disabled if you are unable to perform any substantial gainful activity by reason of any medically-determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) consecutive months or more.

     32.  WHAT HAPPENS TO MY OPTIONS IF THE CORPORATION IS ACQUIRED OR MERGED?

          In the event of a Corporate Transaction, all options outstanding under the Discretionary Option Grant Program will automatically accelerate so that each such option will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares. However, an outstanding option will not so accelerate, if and to the extent: (i) the option is assumed by the successor corporation (or its parent corporation) or replaced with a comparable option to purchase shares of the successor corporation (or its parent corporation), (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the option spread existing on the unvested shares subject to the option at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) acceleration of the option is subject to other limitations imposed by the Plan Administrator in the agreement evidencing the option. In addition, all of the Corporation's outstanding repurchase rights under the Discretionary Option Grant Program will automatically terminate in the event of a Corporate Transaction except to the extent: (i) the repurchase right is assigned to the successor corporation (or its parent corporation) or (ii) termination of the repurchase right is subject to other limitations imposed by the Plan Administrator in the agreement evidencing the right.

          All outstanding options under the Plan will, to the extent not assumed by the successor corporation (or its parent corporation), terminate and cease to be outstanding immediately following the completion of the Corporate Transaction.

          Any Incentive Options accelerated upon the Corporate Transaction will qualify as Incentive Options under the Federal tax laws only to the extent the applicable $100,000 limitation is not exceeded. If such limitation is exceeded, the option will be exercisable for the excess number of shares as a Non-Statutory Option.

          A CORPORATE TRANSACTION will be deemed to occur upon (i) a merger in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger or (ii) a sale, transfer or other disposition of all or substantially all the assets of the Corporation in liquidation or dissolution of the Corporation.

          NOTE: THE OUTSTANDING OPTIONS UNDER THE PREDECESSOR PLANS CONTAIN SIMILAR ACCELERATION FEATURES.

     33.  WHAT HAPPENS TO MY OPTIONS THAT ARE ASSUMED UPON A CORPORATE
          TRANSACTION?

          Each option under the Discretionary Option Grant Program which is assumed by the successor corporation (or its parent corporation) will, immediately after the Corporate Transaction, be appropriately adjusted to apply to the number and class of securities which would have been issued to the optionee in consummation of the Corporate Transaction had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the exercise price payable per share, provided
                                                                       --------
the aggregate exercise price for the option shares will remain the same.

          The Plan Administrator may provide, at the time of the grant of any option that, following any Corporate Transaction in which the option is assumed or replaced, such option will thereafter automatically accelerate in the event the optionee's service terminates through an Involuntary Termination occurring within eighteen (18) months following the effective date of such Corporate Transaction. Any option so accelerated will remain exercisable until the earlier of (i) the expiration of the option term or (ii) the end of the one (1)- year period measured from the date of the Involuntary Termination. In addition, the Corporation's outstanding repurchase rights will automatically terminate upon such an Involuntary Termination so that the shares held by the optionee at that time will immediately vest.

     34. WHAT HAPPENS TO MY OPTIONS IF THERE IS A CHANGE IN CONTROL OF THE CORPORATION?

          The Plan Administrator may provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Change in Control, so that each such option will, immediately prior to the occurrence of such transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully vested shares. Alternatively, the Plan Administrator may condition any such option acceleration upon the subsequent termination of the optionee's service through an Involuntary Termination within a designated period following the effective date of such Change in Control. The Plan Administrator may similarly provide for the immediate termination of one or more of the outstanding repurchase rights upon the occurrence of a Change in Control or the subsequent termination of the optionee's service through an Involuntary Termination. You will be notified in writing should the Plan Administrator provide for acceleration of your option in connection with a Change in Control or your subsequent Involuntary Termination.


          Any option so accelerated will remain exercisable until such option expires or terminates. However, any Incentive Option accelerated upon the Change in Control will remain exercisable as an Incentive Option under the Federal tax laws only to the extent the applicable $100,000 dollar limitation is not exceeded. If such limitation is exceeded, the option will be exercisable for the excess number of shares as a Non-Statutory Option.

          A CHANGE IN CONTROL will be deemed to occur in the event (i) any person (or related group of persons) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept or (ii) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                          DISPOSITION OF OPTION SHARES
                          ----------------------------

     35.  WHEN CAN I SELL MY SHARES?

          You may sell your shares of Common Stock at any time without restriction, provided you are not an affiliate of the Corporation at the time of the sale. If you are an affiliate, you will be able to sell the shares immediately only in compliance with Rule 144 of the Securities Act Rules. These shares have been registered for trading with the Nasdaq National Market.

                             STOCK ISSUANCE PROGRAM
                             ----------------------

     36.  HOW ARE SHARES OF COMMON STOCK ISSUED UNDER THE STOCK ISSUANCE
          PROGRAM?

          The Plan Administrator will have complete discretion to determine when and to whom share issuances will be made and all the terms of each such issuance. Each issuance will be evidenced by a stock issuance agreement (the "Issuance Agreement") executed by the Corporation and the participant.

     37.  HOW IS THE PURCHASE PRICE DETERMINED?

          The purchase price per share will be determined by the Plan Administrator but cannot be less than eighty-five percent (85%) of the fair market value of the Common Stock on the issuance date.

     38. WHAT FORM OF PAYMENT IS REQUIRED FOR SHARES ISSUED UNDER THE STOCK ISSUANCE PROGRAM?

          The purchase price will be due immediately upon issuance of the Common Stock and may be paid in cash or check payable to the Corporation. Shares of Common Stock may also be issued as a stock bonus for past services rendered to the Corporation, without any cash payment required of the participant.

     39. ARE SHARES OF COMMON STOCK ACQUIRED UNDER THE STOCK ISSUANCE PROGRAM FULLY-VESTED?

          Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully vested upon issuance or may vest over the participant's period of service or upon attainment of specified performance objectives. The applicable vesting schedule will be incorporated into the Issuance Agreement.

     40. DOES THE CORPORATION HAVE THE RIGHT TO REACQUIRE THE SHARES ACQUIRED UNDER THE STOCK ISSUANCE PROGRAM?

          The answer will depend on the vesting schedule in effect for your shares. If you are issued shares of Common Stock that are fully vested, then the shares will not be subject to the Corporation's reacquisition rights. However, if you are issued shares which are not fully vested at the time of issuance, then the Corporation may reacquire those shares should you fail to complete the applicable service requirement or should the specified performance objectives not be attained. If you paid for the unvested shares in cash, then the Corporation will refund the purchase price at the time those shares are acquired. If you delivered a promissory note for such shares, the Corporation will, in effecting the reacquisition, cancel the principal balance of the note attributable to the reacquired shares. If the unvested shares were issued to you as a bonus for past services, then any unvested shares held by you at the time of your cessation of service or the non-attainment of the performance objectives must be immediately surrendered to the Corporation for cancellation, and you will cease to have any stockholder rights or other interests in the cancelled shares.

          The Corporation's reacquisition rights will also cover any new, substituted or additional securities or other property subsequently distributed with respect to your unvested shares by reason of any Recapitalization or Corporate Transaction. Appropriate adjustments to reflect the distribution will be made to the number and/or class of securities subject to the Corporation's reacquisition rights and the price per share (if any) payable upon the exercise of such rights.

          The Plan Administrator may waive one or more of the Corporation's outstanding reacquisition rights with respect to any unvested shares of Common Stock you hold and thereby trigger the immediate vesting of those shares.

          The Plan Administrator will have full discretion to establish the remaining terms upon which the Corporation's reacquisition rights are to become exercisable (including the procedure for effecting such reacquisition). All the terms of the reacquisition right will be included in the Issuance Agreement.

     41.  CAN I TRANSFER SHARES SUBJECT TO THE CORPORATION'S REACQUISITION
          RIGHTS?

          You may not transfer, assign or encumber any unvested shares of Common Stock which are subject to the Corporation's reacquisition rights, except for permissible gifts approved by the Plan Administrator, transfers by will or inheritance following your death or transfers to the Corporation in pledge as security for any promissory note delivered in payment for the shares. The certificates representing the unvested shares of Common Stock may, in the Plan Administrator's discretion, bear a legend indicating the existence of such transfer restrictions, or the unvested shares (and any securities or other property distributed with respect to such shares) may be held in escrow by the Corporation (or any successor entity) until you vest in those shares.

     42.  WHAT HAPPENS TO UNVESTED SHARES IF THE CORPORATION IS ACQUIRED OR
          MERGED?

          In the event of a Corporate Transaction, all unvested shares of Common Stock acquired under the Stock Issuance Program will immediately vest in full except to the extent the Corporation's reacquisition rights with respect to those shares are assigned to the successor corporation (or its parent corporation) or such accelerated vesting is subject to other limitations imposed by the Plan Administrator in the Issuance Agreement.

     43. WHAT HAPPENS TO THE REACQUISITION RIGHTS THAT ARE ASSIGNED UPON A CORPORATE TRANSACTION?

          The Plan Administrator may provide, at the time of the issuance of the shares that, following any Corporate Transaction in which the repurchase rights are assigned, such rights will thereafter automatically accelerate in the event the optionee's service terminates through an Involuntary Termination occurring within eighteen (18) months following the effective date of such Corporate Transaction.

     44. WHAT HAPPENS TO UNVESTED SHARES IF THERE IS A CHANGE IN CONTROL OF THE CORPORATION?

          The Plan Administrator may provide for the immediate and automatic vesting of one or more unvested shares of Common Stock outstanding under the Stock Issuance Program upon the occurrence of a Change in Control. Alternatively, the Plan Administrator may condition any such vesting upon an Involuntary Termination of the participant's service effected within a designated period following the effective date of such Change in Control. You will be notified in writing should the Plan Administrator provide for such automatic vesting in connection with a Change in Control or subsequent Involuntary Termination.

     45.  WHAT OTHER BENEFIT IS AVAILABLE UNDER THE STOCK ISSUANCE PROGRAM?

          The Plan Administrator will have the discretion to extend the Tax Withholding Program to holders of unvested shares of Common Stock under the Stock Issuance Program who elect to be taxed on such shares at the time of vesting rather than at the time of issuance. Each selected participant may accordingly elect to have the Corporation withhold, from the shares which otherwise vest at the time, a portion of those shares with a fair market value equal to a designated percentage (not to exceed one hundred percent (100%)) of the Federal, state and local withholding tax liability incurred in connection with the vesting of such shares. In lieu of such direct withholding, the selected participants may also be granted the right to deliver existing shares of Common Stock to the Corporation in satisfaction of such tax liability. However, no shares will actually be withheld or accepted in satisfaction of such tax liability except to the extent approved by the Plan Administrator, and any such withheld or delivered shares will be valued at fair market value on the vesting date. Any Section 16 Insiders who participate in the program will be subject to certain restrictions on the timing of their withholding elections, as discussed in the "Restrictions on Resale" section below.

          You will be notified in writing should you be selected for participation in the Tax Withholding Program.

     46.  WHEN CAN I SELL MY SHARES?

          You may sell your vested shares of Common Stock at any time without restriction, provided you are not an affiliate of the Corporation at the time of the sale. If you are an affiliate, you will be able to sell the shares immediately only in compliance with Rule 144 of the Securities Act Rules. These shares have been registered for trading with the Nasdaq National Market.

     47. DO I HAVE ANY STOCKHOLDER RIGHTS WITH RESPECT TO SHARES ISSUED UNDER THE STOCK ISSUANCE PROGRAM?

          You will have full stockholder rights with respect to the shares of Common Stock issued to you under the Stock Issuance Program, including the right to vote such shares and receive all regular cash dividends paid on such shares, whether or not such shares are vested. However, unvested shares will be subject to the transfer restrictions specified above.

                                 MISCELLANEOUS
                                 -------------

     48.  IS FINANCING AVAILABLE UNDER THE PLAN?

          The Plan Administrator may assist you in the acquisition of shares of Common Stock under the Discretionary Option Grant or Stock Issuance Program by permitting you to pay the purchase price for the shares through a promissory note payable in one or more installments. The terms of any such promissory note, including the interest rate and terms of repayment, will be established in the sole discretion of the Plan Administrator. Promissory notes may be made without security or collateral; however, the maximum credit available to you may not exceed the purchase price payable for the acquired shares (less the par value of such shares), plus any withholding tax liability incurred by you in connection with such acquisition. In addition, the Corporation will comply with all applicable requirements of Regulation G of the Board of Governors of the Federal Reserve System in connection with any financing extended under the Plan.

          The Plan Administrator may, in its absolute discretion, determine that one or more promissory notes under the financing program will be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

     49. DO I HAVE THE RIGHT TO REMAIN EMPLOYED UNTIL MY OPTIONS UNDER THE DISCRETIONARY OPTION GRANT PROGRAM OR MY SHARES UNDER THE STOCK ISSUANCE PROGRAM VEST?

          No. Nothing in the Plan or in any option grant or stock issuance under the Plan is intended to provide any person with the right to remain in the Corporation's service for any specific period, and both you and the Corporation will each have the right to terminate your service at any time and for any reason, with or without cause.

     50. ARE THERE ANY CIRCUMSTANCES WHICH WOULD CAUSE ME TO LOSE MY RIGHTS WITH RESPECT TO AN OPTION OR A STOCK ISSUANCE?

          Yes. The grant of options and the issuance of Common Stock under such options or pursuant to the Stock Issuance Program are subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan and the securities issuable thereunder. It is possible that the Corporation could be prevented from granting options or from issuing shares of Common Stock under the Plan in the event one or more required approvals or permits were not obtained.

     51. DOES THE PLAN RESTRICT THE AUTHORITY OF THE CORPORATION TO GRANT OR ASSUME OPTIONS OUTSIDE OF THE PLAN?

          No. The Plan does not limit the authority of the Corporation to grant options outside of the Plan or to grant options to, or assume the options of, any person in connection with the acquisition of the business and assets of any firm, corporation or other business entity.

     52. DOES THE GRANT OF AN OPTION OR THE ISSUANCE OF SHARES UNDER THE PLAN AFFECT MY ELIGIBILITY TO PARTICIPATE IN OTHER PLANS OF THE CORPORATION?

          No. Option grants and stock issuances made under the Plan do not in any way affect, limit or restrict your eligibility to participate in any other stock plan or other compensation or benefit plan or program maintained by the Corporation.

     53.  WHAT IS A PARENT CORPORATION?

          A corporation is a parent corporation if such corporation owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities.

     54.  WHAT IS A SUBSIDIARY CORPORATION?

          A corporation is a subsidiary corporation if the Corporation owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of the outstanding securities of that corporation.

     55.  IS THE PLAN SUBJECT TO ERISA?

          The Plan is not subject to the provisions of the Employee Retirement
                      ---
Income Security Act of 1974 (ERISA) or Section 401(a) of the Code.


                             RESTRICTIONS ON RESALE
                             ----------------------

     56.  WHAT RESTRICTIONS APPLY IF I AM A SECTION 16 INSIDER?

          Section 16(b) of the 1934 Act requires the Corporation to recover any profit realized by a Section 16 Insider from any purchase and sale, or sale and purchase, of such Common Stock made within a period of less than six (6) months. The Securities and Exchange Commission (the "SEC") has recently issued a series of rules under Section 16(b) of the 1934 Act which govern the short-swing liability treatment of certain transactions effected by a Section 16 Insider under employee stock plans such as the Plan which will exempt most transactions occurring under the Plan from short-swing liability. The application of these rules to various Plan transactions may be summarized as follows.

          Option Grant.  The receipt of an option grant under the Discretionary
          ------------
Option Grant Program will be an exempt transaction and will not be treated as a "purchase" of the underlying option shares for short-swing liability purposes.

          Option Exercise.  The exercise of an option under the Discretionary
          ---------------
Option Grant Program will be an exempt transaction and will not be treated as a "purchase" of the acquired shares for short-swing liability purposes unless the market price of the Common Stock at the time the option is exercised is lower than the exercise price paid for the shares.

          Delivery of Shares.  The delivery of shares of Common Stock in payment
          ------------------
of the exercise price will be an exempt transaction for short-swing liability purposes.

          Stock Withholding.  The withholding of a portion of the shares of
          -----------------
Common Stock otherwise issuable to the Section 16 Insider by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of his or her outstanding options or the vesting of his or her stock issuances will be an exempt transaction. The delivery of shares of Common Stock out of the Section 16 Insider's existing investment portfolio in satisfaction of the applicable tax withholding liability will be an exempt transaction for short-swing liability purposes.

          Direct Stock Issuances.  The direct issuance of shares of Common Stock
          ----------------------
under the Stock Issuance Program, whether effected as a purchase or bonus, will be an exempt transaction and will not be treated as a "purchase" of the issued shares for short-swing liability purposes.

          Vesting of Issued Shares.  The vesting of shares issued under the
          ------------------------
Plan will not be a transaction taken into account for short-swing liability purposes.

          SAR Transactions.  If an SAR is exercised for shares of Common Stock,
          ----------------
then the grant and exercise of such right will, for short-swing liability purposes, be treated in the same manner as discussed above for the grant and exercise of options.

          Forfeiture of Unvested Shares.  The surrender of unvested shares to
          -----------------------------
the Corporation for cancellation without any cash payment or other consideration to the participant will not be deemed a "sale" of those shares for short-swing liability purposes. The repurchase of unvested shares by the Corporation for consideration equal to the original purchase price paid for those shares will normally not result in a "sale" transaction for short-swing liability purposes.

          Sale of Shares.  The sale of shares acquired under the Plan will be
          --------------
treated as a "sale" for short-swing liability purposes and will be matched with any non-exempt purchases of Common Stock (e.g. open-market purchases) made within six (6) months before or after the date of such sale.

     57.  WHAT RESTRICTIONS APPLY IF I AM AN AFFILIATE?

          In general, persons with power to manage and direct the policies of the Corporation, relatives of these people and trusts, estates, corporations or other entities controlled by any of these people or their relatives may be deemed to be affiliates of the Corporation. Affiliates of the Corporation are obligated to resell their shares of Common Stock in compliance with SEC Rule
144. This rule requires such sales to be effected in "broker's transactions," as defined in the rule, and a written notice of each sale must be filed with the SEC at the time of such sale. The rule also limits the number of shares which may be sold in any three (3)-month period to the greater of (i) one percent (1%) of the outstanding shares of Common Stock or (ii) the average weekly reported volume of trading in such shares on all securities exchanges during the four (4) calendar weeks preceding the filing of the required notice of proposed sale. However, the two (2)-year holding period requirement of Rule 144 will not be applicable to any shares of Common Stock acquired under the Plan.

          IF YOU ARE AN OFFICER OR DIRECTOR OF THE CORPORATION, YOU SHOULD CONSULT WITH COUNSEL BEFORE OFFERING FOR SALE ANY SHARES OF COMMON STOCK ACQUIRED UNDER THE PLAN IN ORDER TO ASSURE YOUR COMPLIANCE WITH RULE 144,
SECTION 16 AND ALL OTHER APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS.

               QUESTIONS AND ANSWERS ON FEDERAL TAX CONSEQUENCES

          The following is a general description of the Federal income tax consequences of option grants and stock issuances under the Plan. State and local tax treatment, which is not discussed below, may vary from such Federal income tax treatment. You should consult with your own tax advisor as to the tax consequences of your particular transactions under the Plan.

          The tax consequences of Incentive Options and Non-Statutory Options differ as described below.

                               INCENTIVE OPTIONS
                               -----------------

     T1. WILL THE GRANT OF AN INCENTIVE OPTION RESULT IN FEDERAL INCOME TAX LIABILITY TO ME?

          No.

     T2. WILL THE EXERCISE OF AN INCENTIVE OPTION RESULT IN FEDERAL INCOME TAX LIABILITY TO ME?

          No. You will not recognize taxable income at the time the Incentive Option is exercised. However, the amount by which the fair market value (at the time of exercise) of the purchased shares exceeds the exercise price paid for those shares will constitute an adjustment to your income for purposes of the alternative minimum tax (see the "Alternative Minimum Tax" section below). On or before January 31 of the calendar year following the calendar year in which you exercise your Incentive Option, you will receive an information statement from the Corporation indicating, among other items, the number of shares of Common Stock you purchased in connection with such exercise, the market price of the Common Stock on the exercise date and the price you paid for the purchased shares.

     T3. WHEN WILL I BE SUBJECT TO FEDERAL INCOME TAX ON SHARES ACQUIRED UNDER AN INCENTIVE OPTION?

          Generally, you will recognize income in the year in which you make a disposition of the shares purchased under your Incentive Option.

     T4.  WHAT CONSTITUTES A DISPOSITION OF INCENTIVE OPTION SHARES?

          A disposition of shares purchased under an Incentive Option will occur in the event you transfer legal title to those shares, whether by sale, exchange or gift, or you deliver such shares in payment of the exercise price of any other Incentive Option you hold. However, a disposition will not occur if you engage in any of the following transactions: a transfer to your spouse, a transfer into joint ownership with right of survivorship provided you remain one of the joint owners, a pledge of the shares as collateral for a loan, a transfer by bequest or inheritance upon your death or certain tax-free exchanges of the shares permitted under the Code.

     T5.  HOW IS MY FEDERAL INCOME TAX LIABILITY DETERMINED WHEN I SELL MY
          SHARES?

          Your Federal income tax liability will depend upon whether you make a qualifying or disqualifying disposition of the shares purchased under your Incentive Option. A qualifying disposition will occur if the sale or other
                     ----------
disposition of the shares takes place more than two (2) years after the date the Incentive Option was granted and more than one (1) year after the date the
                             ---
option was exercised for the particular shares involved in the disposition.  A disqualifying disposition is any sale or other disposition made before both of
-------------
these minimum holding periods are satisfied.

     T6.  WHAT IF I MAKE A QUALIFYING DISPOSITION?

          You will recognize a long-term capital gain equal to the excess of (i) the amount realized upon the SALE OR disposition over (ii) the exercise price paid for the shares. You will recognize a long-term capital loss if the amount realized is lower than the exercise price paid for the shares.

          Example:  On October 1, 1997, you are granted an Incentive Option for
          -------
1,000 shares with an exercise price of $15.00 per share. On November 1, 1998, you exercise this option when the market price is $25.00 per share. The purchased shares are held until December 1, 1999, when you sell them for $30.00 per share.

          Because the disposition of the shares is made more than two (2) years after the grant date of the 1997 Incentive Option and more than one (1) year after the option was exercised for the shares sold on December 1, 1999, the sale represents a qualifying disposition of such shares, and for Federal income tax purposes, you will recognize a long-term capital gain of $15.00 per share.

     T7.  WHAT ARE THE NORMAL TAX RULES FOR A DISQUALIFYING DISPOSITION?

          Normally, when you make a disqualifying disposition of shares purchased under an Incentive Option, you will recognize ordinary income at the time of the disposition in an amount equal to the excess of (i) the fair market value of the shares on the option exercise date over (ii) the exercise price paid for those shares. If the disqualifying disposition is effected by means of an arm's length sale or exchange with an unrelated party, the ordinary income will be limited to the amount by which (i) the amount realized upon the disposition of the shares or (ii) their fair market value on the exercise date, whichever is less, exceeds the exercise price paid for the shares. The amount of your disqualifying disposition income will be reported by the Corporation on your W-2 wage statement for the year of disposition, and any applicable withholding taxes which arise in connection with the disqualifying disposition will be deducted from your wages or otherwise collected from you.

          Any additional gain recognized upon the disqualifying disposition will be capital gain, which will be long-term if the shares have been held for more than one (1) year following the exercise date of the option.

          Example:  On October 1, 1997, you are granted an Incentive Option for
          -------
1,000 shares with an exercise price of $15.00 per share. On November 1, 1998, this option is exercised when the market price is $25.00 per share. The purchased shares are held until March 1, 1999, when they are sold for $30.00 per share.

          Because the disposition of the shares is made less than one (1) year after the exercise date of the 1997 Incentive Option, the sale represents a disqualifying disposition of the shares, and for Federal income tax purposes, the gain upon the sale will be divided into two (2) components:

               Ordinary Income:  You will recognize ordinary income in the
               ---------------
     amount of $10.00 per share, the excess of the $25.00 per share market price of the shares on the date the option was exercised over the $15.00 per share exercise price.

               Capital Gain:  You will also recognize a short-term capital gain
               ------------
     of $5.00 per share with respect to each share sold.

          In the event the shares purchased under an Incentive Option are sold in a disqualifying disposition for less than the exercise price paid for those shares, you will not recognize any income but will recognize a capital loss equal to the excess of (i) the exercise price paid for the shares over (ii) the amount realized upon the disposition of those shares. For example, if the shares in the above Example are sold for $13.00 per share in the disqualifying disposition, you would simply recognize a short-term capital loss of $2.00 per share.

     T8. WHAT IF THE SHARES PURCHASED UNDER AN INCENTIVE OPTION ARE SUBJECT TO A SUBSTANTIAL RISK OF FORFEITURE, SUCH AS THE CORPORATION'S REPURCHASE RIGHTS?

          If the shares purchased under your Incentive Option are subject to a substantial risk of forfeiture, such as the Corporation's right to repurchase those shares at the original exercise price in the event your service terminates prior to vesting in such shares, then the amount of ordinary income you would recognize upon a disqualifying disposition of those shares will be based upon
                 -------------
their fair market value on the date the forfeiture period lapses (i.e., the vesting date for the shares), rather than the date the Incentive Option is exercised, and the holding period for determining whether any additional gain is long-term or short-term capital gain will not commence until such lapse date.
In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether this result can be avoided, and the normal disqualifying disposition rules discussed above reinstated, by making a conditional election pursuant to Code Section 83(b) to have the ordinary income measured at the time the Incentive Option is exercised. (See question below concerning the effect of Section 83(b) elections.) Because of the uncertainty as to the precise tax consequences of such a conditional election, you should consult with your own tax advisor before filing any such election.

     T9. WHAT IF I AM A SECTION 16 INSIDER AT THE TIME I EXERCISE MY INCENTIVE OPTION?

          Vested shares which you acquire as a Section 16 Insider pursuant to the exercise of an Incentive Option will not be treated as subject to a substantial risk of forfeiture under the Federal tax laws.


     T10. WHAT ARE THE FEDERAL TAX CONSEQUENCES TO THE CORPORATION?

          If you make a qualifying disposition of shares acquired upon the
                        ----------
exercise of an Incentive Option, then no income tax deduction may be taken by the Corporation with respect to such shares. Should you make a disqualifying
                                                                -------------
disposition of such shares, then the Corporation will be entitled to an income tax deduction equal to the amount of ordinary income you recognize in connection with the disposition. The deduction will, in general, be allowed to the Corporation in the taxable year in which the disposition occurs.


     T11. WHAT ARE THE CONSEQUENCES OF PAYING THE EXERCISE PRICE OF AN INCENTIVE
          OPTION IN THE FORM OF SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF AN EARLIER-GRANTED INCENTIVE OPTION IF THE DELIVERY OF THE SHARES RESULTS IN A DISQUALIFYING DISPOSITION?

          If the delivery of the shares acquired under an earlier granted Incentive Option results in a disqualifying disposition, then you will be subject to ordinary income taxation on the excess of (i) the fair market value of the delivered shares at the time of their original purchase (or at the time any forfeiture restriction applicable to those shares lapsed) over (ii) the exercise price paid for the delivered shares.

          The tax basis and capital gain holding periods for the shares of Common Stock purchased upon exercise of the Incentive Option will be determined as follows:

          (i) To the extent the purchased shares equal in number the delivered shares as to which there is a disqualifying disposition, the basis for the new shares will be equal to the fair market value of the delivered shares at the time they were originally purchased (or at the time any forfeiture restriction applicable to those shares lapsed), and the capital gain holding period for these shares will include the period for which the delivered shares were held (measured from the later of their original purchase date or from the lapse date of any forfeiture restriction applicable to those shares).

          (ii) To the extent the number of purchased shares exceeds the number of delivered shares, the additional shares will have a zero basis and a capital gain holding period measured (in general) from the exercise date.

     T12. WHAT ARE THE CONSEQUENCES OF PAYING THE EXERCISE PRICE OF AN INCENTIVE
          OPTION IN THE FORM OF SHARES OF COMMON STOCK (I) ACQUIRED UNDER AN INCENTIVE OPTION AND HELD FOR THE REQUISITE HOLDING PERIODS, (II) ACQUIRED UNDER A NON-STATUTORY OPTION OR (III) ACQUIRED THROUGH OPEN-MARKET PURCHASES?

          If the exercise price for the Incentive Option is paid with shares of Common Stock (i) acquired under an Incentive Option and held for the requisite minimum holding periods for a qualifying disposition, (ii) acquired under a Non-Statutory Option or (iii) acquired through open-market purchases, you will not recognize any taxable income (other than as described in the "Alternative Minimum Tax" section below) with respect to the shares of Common Stock purchased upon exercise of the Incentive Option. To the extent the purchased shares equal in number the shares of Common Stock delivered in payment of the exercise price, the new shares will have the same basis and holding period for capital gain purposes as the delivered shares. To the extent the number of purchased shares exceeds the number of delivered shares, the additional shares will have a zero basis and a capital gain holding period measured (in general) from the exercise date.

     T13. WHAT ARE THE CONSEQUENCES OF A SUBSEQUENT DISPOSITION OF SHARES
          PURCHASED UNDER AN INCENTIVE OPTION WITH SHARES OF COMMON STOCK?

          If the Incentive Option is exercised with shares of Common Stock, then those shares purchased under the Incentive Option which have a zero basis will be treated as the first shares sold or otherwise transferred in a disqualifying disposition. Accordingly, upon such a disqualifying disposition, you will recognize ordinary income with respect to the zero basis shares in an amount equal to their fair market value on the date the option was exercised for those shares or, if such shares were subject to any forfeiture restrictions, on the date those restrictions lapsed. Any additional gain will in most instances be taxed as short-term capital gain.


                             NON-STATUTORY OPTIONS
                             ---------------------

     T14. WILL THE GRANT OF A NON-STATUTORY OPTION RESULT IN FEDERAL INCOME TAX
          LIABILITY TO ME?

          No.

     T15. WILL THE EXERCISE OF A NON-STATUTORY OPTION RESULT IN FEDERAL INCOME
          TAX LIABILITY TO ME?

          Normally, you will recognize ordinary income in the year in which the Non-Statutory Option is exercised in an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for those shares. This income will be reported by the Corporation on your W-2 wage statement for the year of exercise (or on a Form 1099 if you are not an employee), and you will be required to satisfy the tax withholding requirements applicable to this income.

     T16. WHAT IF THE SHARES PURCHASED UNDER A NON-STATUTORY OPTION ARE SUBJECT
          TO A SUBSTANTIAL RISK OF FORFEITURE, SUCH AS THE CORPORATION'S REPURCHASE RIGHTS?

          If the shares you purchase under a Non-Statutory Option are subject to a substantial risk of forfeiture, such as the Corporation's right to repurchase those shares at the original exercise price upon your termination of service prior to vesting in such shares, then you will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Corporation's repurchase rights lapse, an amount equal to the excess of (i) the fair market value of the shares on the date such shares vest over (ii) the exercise price paid for the shares.

          If you purchase shares subject to such a substantial risk of forfeiture, you may elect under Code Section 83(b) to recognize income at the time of exercise (see the question below concerning the effect of making an 83(b) election). If such election is made, you will not recognize any additional income with respect to your shares until such shares are sold or otherwise transferred in a taxable transaction.

     T17. WHAT IF I AM A SECTION 16 INSIDER AT THE TIME I EXERCISE MY NON-
          STATUTORY OPTION?

          Vested shares which you acquire as a Section 16 Insider upon the exercise of a Non-Statutory Option will also be treated as subject to a substantial risk of forfeiture if such exercise occurs within six (6) months after the option grant date. In such event, the forfeiture period will not lapse until the end of the six (6)-month period measured from the grant date, and there will be no taxable income recognized at the time of exercise, unless you make a Code Section 83(b) election to be taxed at that time. Without such a
Section 83(b) election, taxation will be deferred until the end of the six (6)- month period measured from the option grant date, and you will accordingly recognize ordinary income in an amount equal to the excess of (i) the fair market value of the acquired shares of Common Stock at the end of that six (6)- month period over (ii) the exercise price paid for such shares.

          If the Non-Statutory Option remains outstanding for at least six (6) months prior to exercise, then the acquisition of vested shares under that option will be an exempt transaction for short-swing liability purposes, and such shares will not be treated as subject to a substantial risk of forfeiture for Federal income tax purposes. Accordingly, you will recognize ordinary income upon such exercise in an amount equal to the excess of (i) the fair market value of the vested shares on the exercise date over (ii) the exercise price paid for such shares.

     T18. WHAT IS THE EFFECT OF MAKING A SECTION 83(b) ELECTION?

          If you purchase shares subject to the Corporation's repurchase right or other substantial risk of forfeiture, you may elect under Code Section 83(b) to include as ordinary income in the year of exercise an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for the shares. The fair market value of the purchased shares will be determined as if the shares were not subject to the Corporation's repurchase right or other risk of forfeiture. If you make the
Section 83(b) election, you will not recognize any additional income when the Corporation's repurchase right or other forfeiture risk subsequently lapses.

          The Section 83(b) election must be filed with the Internal Revenue Service within thirty (30) days following the date the option is exercised, and any ordinary income resulting from such election will be subject to applicable tax withholding requirements.

     T19. WILL I RECOGNIZE ADDITIONAL INCOME WHEN I SELL SHARES ACQUIRED UNDER A
          NON-STATUTORY OPTION?

          Yes. You will recognize a capital gain to the extent the amount realized upon the sale of such shares exceeds their fair market value at the time you recognized the ordinary income with respect to their acquisition. A capital loss will result to the extent the amount realized upon the sale is less than such fair market value. The gain or loss will be long-term if the shares are held for more than one (1) year prior to the disposition.

          The holding period normally starts at the time the Non-Statutory Option is exercised. If you purchase shares subject to the Corporation's repurchase right or other substantial risk of forfeiture, the capital gain holding period will start either (i) at the time the shares may first be sold free of such repurchase right or forfeiture risk, if no Section 83(b) election is made at the time of exercise of the option, or (ii) at the time the option is exercised if you file the Section 83(b) election within thirty (30) days after the exercise date.

     T20. WHAT ARE THE CONSEQUENCES OF PAYING THE EXERCISE PRICE OF A NON-
          STATUTORY OPTION IN THE FORM OF SHARES OF COMMON STOCK PREVIOUSLY ACQUIRED UPON THE EXERCISE OF EMPLOYEE OPTIONS OR THROUGH OPEN-MARKET PURCHASES?

          You will not recognize any taxable income to the extent the shares of Common Stock received upon the exercise of the Non-Statutory Option equal in number the shares of Common Stock delivered in payment of the exercise price. For Federal income tax purposes, these newly-acquired shares will have the same basis and capital gain holding period as the delivered shares. To the extent the delivered shares were acquired under an Incentive Option, the new shares received upon the exercise of the Non-Statutory Option will continue to be subject to taxation as Incentive Option shares in accordance with the Incentive Option principles discussed above.

          The additional shares of Common Stock received upon the exercise of the Non-Statutory Option will, in general, have to be reported as ordinary income for the year of exercise in an amount equal to their fair market value on the exercise date. These additional shares will have a tax basis equal to such fair market value and a capital gain holding period measured (in general) from the exercise date. However, if the shares purchased under the Non-Statutory Option are subject to the Corporation's repurchase right or other substantial risk of forfeiture, then the recognition and measurement of ordinary income and the commencement of the capital gain holding period will be deferred until the time the repurchase right or other forfeiture risk lapses, unless you make a
Section 83(b) election to be taxed at the time of exercise.

     T21. WHAT ARE THE FEDERAL TAX CONSEQUENCES TO THE CORPORATION?

          The Corporation will be entitled to an income tax deduction equal to the amount of ordinary income you recognize in connection with the exercise of the Non-Statutory Option. The deduction will, in general, be allowed for the taxable year of the Corporation in which you recognize such ordinary income. However, if the deduction is attributable to a Non-Statutory Option exercised for shares subject to the Corporation's repurchase right or other substantial risk of forfeiture, then in the absence of your Section 83(b) election, the deduction will not be allowed until the taxable year of the Corporation which includes the last day of the calendar year in which you recognize the ordinary income with respect to the shares acquired under your Non-Statutory Option.

                           STOCK APPRECIATION RIGHTS
                           -------------------------

     T22. WILL THE EXERCISE OF A STOCK APPRECIATION RIGHT RESULT IN FEDERAL
          INCOME TAX LIABILITY TO ME?

          Yes. Upon the exercise of a stock appreciation right for a distribution from the Corporation, you will, in general, recognize ordinary income in an amount equal to that distribution.

     T23. WHAT ARE THE FEDERAL TAX CONSEQUENCES TO THE CORPORATION?

          The Corporation will be entitled to an income tax deduction equal to the amount of ordinary income you recognize in connection with the appreciation distribution. The deduction will, in general, be allowed FOR the taxable year of the Corporation in which you recognize such ordinary income is recognized by the optionee.

                                STOCK ISSUANCES
                                ---------------

     T24. WILL THE ISSUANCE OF VESTED SHARES RESULT IN FEDERAL INCOME TAX
          LIABILITY TO ME?

          Vested shares of Common Stock which you acquire as a Section 16 Insider under the Stock Issuance Program will be treated as subject to a substantial risk of forfeiture for six (6) months after the date of the acquisition and there will be no taxable income recognized at the time of the acquisition unless you make a Section 83(b) election to be taxed at that time (see the question below concerning the effect of making an 83(b) election). Without such a Section 83(b) election, taxation will be deferred for six (6) months from the issue date, and you will, at the end of such deferral period, recognized ordinary income in an amount equal to the excess of (i) the then fair market value of the issued shares over (ii) the purchase price (if any) paid for such shares.

     T25. WILL THE ISSUANCE OF UNVESTED SHARES RESULT IN FEDERAL INCOME TAX
          LIABILITY TO ME?

          If you are issued unvested shares of Common Stock subject to the Corporation's reacquisition rights and do not make a Section 83(b) election at the time of such issuance, you will not recognize any taxable income with respect to those unvested shares at the time of acquisition. However, you will subsequently recognize ordinary income as and when the Corporation's reacquisition rights lapse with respect to the shares in an amount equal to the excess of (i) the fair market value of the shares on the date the Corporation's reacquisition rights lapse with respect to those shares over (ii) the purchase price (if any) paid for the shares.

          You may elect under Code Section 83(b) to recognize income at the time the unvested shares are issued to you (see the question below concerning the effect of making an 83(b) election). If such election is made, you will not recognize any additional income with respect to your unvested shares until such shares are sold or otherwise transferred in a taxable transaction.

     T26. WHAT IS THE EFFECT OF MAKING A SECTION 83(B) ELECTION?

          If you are issued shares subject to the Corporation's reacquisition right or other substantial risk of forfeiture, you may elect under Code Section 83(b) to include as ordinary income in the year of issuance an amount equal to the excess of (i) the fair market value of the issued shares on the issue date over (ii) the purchase price (if any) paid for the shares. The fair market value of the issued shares will be determined as if the shares were not subject to the Corporation's reacquisition right or other forfeiture risk of forfeiture. If you make the Section 83(b) election, you will not recognize any additional income when the Corporation's reacquisition right or other forfeiture risk subsequently lapses.

          The Section 83(b) election must be filed with the Internal Revenue Service within thirty (30) days following the date the shares are issued, and any ordinary income resulting from such election will be subject to applicable tax withholding requirements.

     T27. WILL I RECOGNIZE ADDITIONAL INCOME WHEN I SELL SHARES ACQUIRED UNDER
          THE STOCK ISSUANCE PROGRAM?

          Yes. You will recognize a capital gain to the extent the amount realized upon the sale of such shares exceeds their fair market value at the time you recognized the ordinary income with respect to their issuance. A capital loss will result to the extent the amount realized upon such sale is less than such fair market value.

          The gain or loss will be long-term if the shares are held for more than one (1) year prior to the sale. For vested shares issued under the Stock Issuance Program to you as a Section 16 Insider, the capital gain holding period will generally start six (6) months after the date of issuance, unless you file a Section 83(b) election to be taxed on the shares at the time of issuance. The capital gain holding period for unvested shares issued under the Stock Issuance Program will start either (i) at the time the Corporation's reacquisition rights with respect to the shares lapse, if no Section 83(b) election is filed at the time of issuance, or (ii) at the time of issuance, if you file the Section 83(b) election within thirty (30) days after the issue date.

     T28. WHAT ARE THE FEDERAL TAX CONSEQUENCES TO THE CORPORATION?

          The Corporation will be entitled to an income tax deduction equal to the amount of ordinary income you recognize in connection with the acquisition of Common Stock under the Stock Issuance Program. The deduction will normally be allowed for the taxable year in which such issuance occurs. However, in the absence of your Section 83(b) election, the deduction for share issuances subject to the Corporation's reacquisition rights or other substantial risk of forfeiture will not be allowed until the taxable year of the Corporation which includes the last day of the calendar year in which you recognize ordinary income with respect to the issued shares.


                               FEDERAL TAX RATES
                               -----------------

     T29. WHAT ARE THE APPLICABLE FEDERAL TAX RATES?

          Ordinary income is subject to a maximum Federal tax rate of 39.6%, while long-term capital gains are subject to a maximum Federal tax rate of 28%. However, the marginal tax rate on ordinary income may be effectively in excess of 39.6% because of the limitations placed on itemized deductions and the phase-out of personal exemptions which occur at certain levels of income.

          Limitation on Itemized Deductions.  Itemized deductions are reduced by
          ----------------------------------
3% of the amount by which the taxpayer's adjusted gross income for the year exceeds certain threshold amounts. The threshold amount for joint returns in 1996 was $117,950 ($58,975 for a married taxpayer filing a separate return) and is adjusted annually for inflation. The reduction, however, will not exceed 80% of the total itemized deductions (excluding medical expenses, casualty and theft losses, and certain investment interest expense) claimed by the taxpayer.

          Phase-Out of Personal Exemptions.  The deduction for personal
          ---------------------------------
exemptions claimed by the taxpayer is reduced by 2% for each $2,500 ($1,250 for a married taxpayer filing a separate return) or fraction thereof by which the taxpayer's adjusted gross income for the year exceeds a specified threshold amount. In 1996, the applicable thresholds were $176,950 for married taxpayers filing joint returns, $117,950 for single taxpayers and $86,025 for married taxpayers filing separate returns. Accordingly, the deduction is completely eliminated for any taxpayer whose adjusted gross income for the year exceeds the applicable threshold amount by more than $122,500. The threshold amounts are subject to cost-of-living adjustments for all taxable years beginning after December 31, 1991.

          Legislation is currently pending which, if enacted, would further reduce the maximum rate of tax imposed on long-term capital gains.

                            ALTERNATIVE MINIMUM TAX
                            -----------------------

     T30. WHAT IS THE ALTERNATIVE MINIMUM TAX?

          The alternative minimum tax is an alternative method of calculating the income tax you must pay each year in order to assure that a minimum amount of tax is paid for the year. The first $175,000 ($87,500 for a married taxpayer filing a separate return) of your alternative minimum taxable income for the year over the allowable exemption amount is subject to alternative minimum taxation at the rate of 26%. The balance of your alternative minimum taxable income is subject to alternative minimum taxation at the rate of 28%. The alternative minimum tax will, however, be payable only to the extent that it exceeds your regular Federal income tax for the year (computed without regard to certain credits and special taxes).

     T31. HOW IS THE ALTERNATIVE MINIMUM TAXABLE INCOME CALCULATED?

          Your alternative minimum taxable income is based upon your regular taxable income for the year, adjusted to (i) include certain additional items of income and tax preference and (ii) disallow or limit certain deductions otherwise allowable for regular tax purposes. The spread on an Incentive Option (the excess of the fair market value of the purchased shares at the time of exercise over the exercise price paid for those shares) included in your alternative minimum taxable income at the time of exercise, whether or not the shares are subsequently made the subject of a disqualifying disposition.

     T32. WHAT IS THE ALLOWABLE EXEMPTION AMOUNT?

          The maximum allowable exemption amount is $45,000 for a married taxpayer filing a joint return, $33,750 for an unmarried taxpayer, and $22,500 for a married taxpayer filing a separate return. The allowable exemption amount is, however, to be reduced by 25 cents for each $1.00 by which the individual's alternative minimum taxable income for the year exceeds $150,000 for a married taxpayer filing a joint return, $112,500 for an unmarried taxpayer, and $75,000 for a married taxpayer filing a separate return.


     T33. WHEN IS THE SPREAD ON SHARES ACQUIRED UNDER AN INCENTIVE OPTION THAT
          ARE SUBJECT TO A SUBSTANTIAL RISK OF FORFEITURE INCLUDIBLE IN ALTERNATIVE MINIMUM TAXABLE INCOME?

          Should the shares purchased under an Incentive Option be subject to a substantial risk of forfeiture (such as the Corporation's repurchase rights applicable to unvested shares), then the optionee's alternative minimum taxable income attributable to the exercised Incentive Option will be measured at the time the risk of forfeiture lapses and will be equal to the excess of the fair market value of the shares at that time over the exercise price paid for the shares. Alternatively, the optionee may file a Section 83(b) election within 30 days after the exercise of the Incentive Option in an effort to limit the amount of such alternative minimum taxable income to the spread between the fair market value of the purchased shares at the time of exercise and the exercise price paid for such shares.

     T34. ARE THERE ANY SPECIAL IMPLICATIONS IF I AM A SECTION 16 INSIDER AT THE
          TIME OF EXERCISE?

          Under recent amendments to the applicable SEC rules, Section 16 Insider upon the exercise of an Incentive Option will not have any special implications under the alterative minimum tax at the time of exercise.

     T35. HOW WILL THE PAYMENT OF ALTERNATIVE MINIMUM TAXES IN ONE YEAR AFFECT
          THE CALCULATION OF MY TAX LIABILITY IN A LATER YEAR?

          If alternative minimum taxes are paid for one or more taxable years, a portion of those taxes (subject to certain adjustments and reductions) will be applied as a partial credit against your regular tax liability (but not alternative minimum tax liability) for subsequent taxable years.

          Upon the sale or other disposition of the purchased shares, whether in the year of exercise or in any subsequent taxable year, your basis for computing the gain for purposes of alternative minimum taxable income (but not regular taxable income) will include the amount of the option spread previously included in your alternative minimum taxable income.

               REGISTRANT INFORMATION AND ANNUAL PLAN INFORMATION

          Corsair Communications, Inc. is a Delaware corporation which maintains its principal executive offices at 3408 Hillview Avenue, Palo Alto, California 94304. The telephone number at the executive offices is (415) 842-3300. You may contact the Corporation at this address or telephone number for further information concerning the Plan and its administration.

          A copy of the Corporation's Annual Report to Stockholders for the most recent fiscal year will be furnished to each participant in the Plan, and additional copies will be furnished without charge to each participant upon written or oral request to the Corporate Secretary of the Corporation at its principal executive offices or upon telephoning the Corporation at its principal executive offices. In addition, any person receiving a copy of this Prospectus may obtain without charge, upon written or oral request to the Corporate Secretary, a copy of any of the documents listed below, which are hereby incorporated by reference into this Prospectus, other than certain exhibits to such documents:

          The Corporation's Prospectus, filed with the Corporation's S-1 Registration Statement No. 333-28519, under the Securities Act of 1933, in which there is set forth the Corporation's audited and unaudited financial statements for the period from inception (December 5, 1994) through June 30, 1997; and

          The Corporation's Form 8-A filed pursuant to Section 12 of the Securities and Exchange Act of 1934, in which there is described the terms, rights and provisions applicable to the Corporation's outstanding Common Stock.

          The Corporation will also deliver to each participant in the Plan who does not otherwise receive such materials a copy of all reports, proxy statements and other communications distributed to the Corporation's stockholders.